UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 18, 2022

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value per share	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2022 Annual Meeting of Stockholders of XOMA Corporation (the “Company”) was held on May 18, 2022 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the amendment of the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the Plan by 275,000 shares. A summary of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. Only stockholders of record as of the close of business on March 21, 2022, were entitled to vote at the Annual Meeting. As of March 21, 2022, the record date for the Annual Meeting, 11,395,902 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 6,967,232 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the eight (8) nominees for election to the Board was elected to serve for a one-year term based upon the following votes:

NAME	FOR	WITHHELD	BROKER NON-VOTE
James R. Neal	5,826,545	289,330	851,357
W. Denman Van Ness	5,726,767	389,108	851,357
Joseph M. Limber	5,831,284	284,591	851,357
Jack L. Wyszomierski	5,777,897	337,978	851,357
Matthew D. Perry	6,091,989	23,886	851,357
Barbara Kosacz	5,916,340	199,535	851,357
Natasha Hernday	6,024,789	91,086	851,357
Heather L. Franklin	6,099,282	16,593	851,357

(b) Proposal 2. The amendment of the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan, to increase the aggregate number of shares of common stock authorized for issuance thereunder by 275,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

5,922,705	186,373	6,797	851,357

(c) Proposal 3. The appointment of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for the 2022 fiscal year was ratified based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

6,940,545	8,419	18,268	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: May 19, 2022	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer